                                                                    EXHIBIT 99.2

INDEPENDENT AUDITORS' REPORT

Board of Directors
Capstar Hotel Company:

    We have audited the accompanying balance sheet of Metrotown Hotel Limited Partnership as of December 31, 1996 and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Metrotown Hotel Limited Partnership as of December 31, 1996 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

KPMG

Chartered Accountants

Montreal, Canada
August 27, 1997

METROTOWN HOTEL LIMITED PARTNERSHIP
BALANCE SHEETS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

                                                                                            1997          1996
                                                                                        ------------  ------------
                                                                                        (UNAUDITED)
ASSETS
Current assets:
  Cash................................................................................  $    219,675  $    171,000
  Receivables.........................................................................        64,333        64,005
  Inventories.........................................................................        43,075        43,152
  Prepaid expenses....................................................................        71,775        11,787
                                                                                        ------------  ------------
                                                                                             398,858       289,944
                                                                                        ------------  ------------
Property and equipment (note 2).......................................................     5,126,305     5,329,782
                                                                                        ------------  ------------
                                                                                        $  5,525,163  $  5,619,726
                                                                                        ------------  ------------
                                                                                        ------------  ------------
LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable and accrued expenses...............................................  $    339,004  $    351,816
Long-term debt (note 3)...............................................................            --     2,790,340
                                                                                        ------------  ------------
      Total liabilities...............................................................       339,004     3,142,156
Partners' capital.....................................................................     5,186,159     2,477,570
                                                                                        ------------  ------------
                                                                                        $  5,525,163  $  5,619,726
                                                                                        ------------  ------------
                                                                                        ------------  ------------

See accompanying notes to financial statements.

METROTOWN HOTEL LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1996

                                                                                            1997          1996
                                                                                        ------------  ------------
                                                                                        (UNAUDITED)
Revenue:
  Rooms...............................................................................  $  1,135,473  $  2,348,211
  Food and beverage...................................................................       881,911     1,720,380
  Other operating departments.........................................................        22,218        49,127
  Other income........................................................................         5,973        36,465
                                                                                        ------------  ------------
                                                                                           2,045,575     4,154,183

Operating costs and expenses:
  Rooms...............................................................................  $    322,583  $    724,395
  Food and beverage...................................................................       643,711     1,436,832
  Other operating departments.........................................................        12,550        28,517

Undistributed operating expenses:
  General and administrative..........................................................       559,127     1,251,276
  Management fees.....................................................................        61,342       125,061
  Franchise fees......................................................................        35,118        70,125
  Depreciation........................................................................       134,896       320,295
  Interest on long-term debt..........................................................        18,274       188,245
                                                                                        ------------  ------------
                                                                                           1,787,601     4,144,746
                                                                                        ------------  ------------
Net income............................................................................  $    257,974  $      9,437
                                                                                        ------------  ------------
                                                                                        ------------  ------------

See accompanying notes to financial statements.

METROTOWN HOTEL LIMITED PARTNERSHIP
STATEMENTS OF PARTNERS' CAPITAL
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1996

Balance at January 1, 1996......................................................  $2,584,041
Distributions...................................................................   (108,203)
Net income......................................................................      9,437
Translation adjustments.........................................................     (7,705)
                                                                                  ---------
Balance at December 31, 1996....................................................  2,477,570
Contributions (unaudited).......................................................  2,769,060
Distributions (unaudited).......................................................   (255,045)
Net income (unaudited)..........................................................    257,974
Translation adjustments (unaudited).............................................    (63,400)
                                                                                  ---------
Balance at June 30, 1997........................................................  $5,186,159
                                                                                  ---------
                                                                                  ---------

See accompanying notes to financial statements.

METROTOWN HOTEL LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1996

                                                                                             1997         1996
                                                                                          -----------  ----------
                                                                                          (UNAUDITED)
Cash provided by (used in):
Operations:
  Income for the year...................................................................  $   257,974  $    9,437
  Add (deduct):
    Item not affecting working capital:
        Depreciation....................................................................      134,896     320,295
    Net changes in non-cash working capital balances relating to operations:
        Receivables.....................................................................       (1,357)     (1,281)
        Inventories.....................................................................         (617)      6,606
        Prepaid expenses................................................................      (60,178)     (3,929)
        Accounts payable and accrued liabilities........................................       (7,158)    (53,723)
                                                                                          -----------  ----------
                                                                                              323,560     277,405
Financing:
  Contributions from Limited Partner....................................................    2,769,060          --
  Remittances to Limited Partner........................................................     (255,045)   (108,203)
  Principal repayment of loan payable...................................................   (2,769,060)    (46,693)
                                                                                          -----------  ----------
                                                                                             (255,045)   (154,896)
Investment:
  Additions to property and equipment...................................................      (16,056)    (77,754)
Effect of exchange rate changes.........................................................       (3,784)        824
                                                                                          -----------  ----------
Increase (decrease) in cash during the year.............................................       48,675      45,579
Cash, beginning of year.................................................................      171,000     125,421
                                                                                          -----------  ----------
Cash, end of year.......................................................................  $   219,675  $  171,000
                                                                                          -----------  ----------
                                                                                          -----------  ----------
Cash paid for interest..................................................................  $    18,274  $  188,245
                                                                                          -----------  ----------
                                                                                          -----------  ----------

See accompanying notes to financial statements.

METROTOWN HOTEL LIMITED PARTNERSHIP
Notes to Financial Statements
June 30, 1997 (Unaudited) and December 31, 1996

    The Limited Partnership was formed on January 1, 1987, under the laws of the Province of British Columbia and owns and operates the Holiday Inn Metrotown, a Hotel located in Burnaby, British Columbia.

(1) SIGNIFICANT ACCOUNTING POLICIES

    (a) Basis of presentation:

    The financial statements have been prepared using the accrual basis of accounting.

    These financial statements have been translated from Canadian to US dollars. The assets and liabilities were translated at exchange rates prevailing at the balance sheet dates. Income and expenses were translated at average exchange rates prevailing during the corresponding periods. Gains or losses on translation are included in partners' capital.

    (b) Inventories:

    Inventories of food, beverage and supplies are valued at the lower of cost, as determined on a first in, first out basis, and replacement cost.

    (c) Property and equipment:

    Buildings are carried at cost. Depreciation is provided on a declining balance basis over the estimated useful life of 25 years.

    Furnishings and equipment are carried at cost. Depreciation is provided on a straight-line basis over the estimated useful lives of 10 to 15 years.

    Furnishings and equipment include the value of linen, cutlery, glassware and similar supplies in use at the hotel. The hotel depreciates 50% of the cost of these items on a straight-line basis during the first sixty months of their use. The remaining 50% of the cost of these items is not depreciated and replacements are charged to expense.

    (d) Use of estimates:

    Management has made a number of estimates and assumptions related to the reporting of assets and liabilities and revenues and expenses and the disclosure of contingent assets and liabilities to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

    (e) Income taxes:

    The financial statements contain no provision for federal income taxes since the Limited Partnership's income, losses, deductions, and credits for tax purposes are reported on the income tax returns of the partners.

METROTOWN HOTEL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2. PROPERTY AND EQUIPMENT:

                                                                                           1997          1996
                                                                                       ------------  ------------
                                                                         ACCUMULATED     NET BOOK      NET BOOK
                                                               COST      DEPRECIATION     VALUE         VALUE
                                                           ------------  ------------  ------------  ------------
                                                                                       (UNAUDITED)
Property.................................................  $    768,018  $         --  $    768,018  $    780,560
Buildings................................................     4,929,652     1,377,932     3,551,720     3,682,665
Furnishings and equipment................................     1,633,722       827,155       806,567       866,557
                                                           ------------  ------------  ------------  ------------
                                                           $  7,331,392  $  2,205,087  $  5,126,305  $  5,329,782
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------

    Management periodically evaluates the potential permanent impairment of the net carrying value of the hotel. If the net carrying value of the hotel exceeds its fair value, the excess is charged to operations. No impairment losses were recorded in 1997 or 1996.

3. LONG-TERM DEBT:

                                                                                            1997          1996
                                                                                        ------------  ------------
                                                                                        (UNAUDITED)
$2,790,340 (Cdn$3,800,000) mortgage on the hotel property, bearing interest at a fixed rate of 6.469%, entirely repayable upon maturity in February 1997 and guaranteed by the Limited Partnership, the general partner Metrotown Hotel Inc. and the Limited
  Partner.............................................................................  $    --       $  2,790,340
                                                                                        ------------  ------------

    Subsequent to December 31, 1996, the Limited Partner, on behalf of the Limited Partnership, repaid the long-term debt.

4. RELATED PARTY TRANSACTIONS:
The hotel incurred the following expenses with related parties:

                                                                                               1997        1996
                                                                                             ---------  ----------
                                                                                             (UNAUDITED)
Management fees to Limited Partner.........................................................  $  51,430  $  165,518
Rental fees to Limited Partner.............................................................     20,470      35,198
Interest paid on loan payable to Limited Partner...........................................         --       2,825
                                                                                             ---------  ----------

5. FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES:

    The Limited Partnership has determined that the carrying value of its short-term financial assets and liabilities approximate fair values as at June 30, 1997 (unaudited) and December 31, 1996 because of the short-term maturity of those instruments.